Derivative Instruments and Hedging Activities - Foreign Currency Forward Contracts (Detail) In Thousands, unless otherwise specified	Jun. 30, 2014 Foreign currency forward contracts [Member] USD ($)	Jun. 30, 2014 Norwegian Kroner [Member] NOK
Derivative [Line Items]
Contract Amount in Foreign Currency		410,000
Average Forward Rate		6.16
Fair Value / Carrying Amount of Asset (Liability) Non-hedge	(164)
Expected Maturity Current Year	30,526
Expected Maturity Next Fiscal Year	$ 36,004